Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAC7
Issuer
Altria Group Incorporated
Underwriters
Citigroup, Goldman Sachs,
JP Morgan, Barclays Capital,
Deutsche Bank Securities Inc,
HSBC Securities, Loop Capital
Markets LLC, RBS Greenwich
Capital, Scotia Capital Inc,
Williams Capital Group LP
Years of continuous operation,
including predecessors
> 3 years
Security
MO 8.5% 11/10/13
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Goldman Sachs
Firm commitment underwriting?
Yes
Trade date/Date of Offering
11/5/2008
Total amount of offering sold
to QIBs
1,400,000,000
Total amount of any concurrent
public offering
0
Total
1,400,000,000
Public offering price
99.952
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.60%
Rating
Baa1/BBB
Current yield
8.50%
Benchmark vs Spread (basis points)
600bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income VIP
DWS
330,000.00
 $329,842
0.02%
DWS High Income Fund
DWS
2,640,000.00
 $
2,638,733
0.19%
DWS High Income Plus Fund
DWS
520,000.00
 $519,750
0.04%
DWS Strategic Income VIP
DWS
45,000.00
 $44,978
0.00%
DWS Strategic Income Fund
DWS
170,000.00
 $169,918
0.01%
DWS Strategic Income Trust
DWS
55,000.00
 $54,974
0.00%
DWS Multi Market Income
Trust
DWS
210,000.00
 $209,899
0.02%
DWS Lifecycle Long Range
Fund
DWS
30,000.00
 $29,986
0.00%
Total
4,000,000
 $
3,998,080
0.29%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAD5
Issuer
Altria Group Incorporated
Underwriters
Citigroup, Goldman Sachs,
JP Morgan, Barclays Capital,
Deutsche Bank Securities Inc,
HSBC Securities, Loop Capital
Markets LLC, RBS Greenwich
Capital, Scotia Capital Inc,
Williams Capital Group LP
Years of continuous operation,
including predecessors
> 3 years
Security
MO 9.7% 11/10/18
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
11/5/2008
Total amount of offering sold
to QIBs
3,100,000,000
Total amount of any concurrent
public offering
0
Total
3,100,000,000
Public offering price
99.931
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.65%
Rating
Baa1/BBB
Current yield
9.71%
Benchmark vs Spread (basis
points)
600bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income VIP
DWS
165,000.00
 $164,886
0.01%
DWS High Income Fund
DWS
1,315,000.00
 $1,314,093
0.04%
DWS High Income Plus
Fund
DWS
260,000.00
 $259,821
0.01%
DWS Strategic Income
VIP
DWS
25,000.00
 $24,983
0.00%
DWS Strategic Income
Fund
DWS
85,000.00
 $84,941
0.00%
DWS Strategic Income
Trust
DWS
30,000.00
 $29,979
0.00%
DWS Strategic income VIP
DWS
1,000,000.00
 $999,310
0.03%
DWS Strategic Income Fund
DWS
4,000,000.00
 $3,997,240
0.13%
DWS Multi Market Income Trust
DWS
105,000.00
 $ 104,928
0.00%
DWS Lifecycle Long Range Fund
DWS
15,000.00
 $ 14,990
0.00%
Total
7,000,000
 $6,995,170
0.23%
^The Security and Fund
Performance is calculated
based on information
provided by State Street
Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7
Issuer
CHESAPEAKE ENERGY CORPORATION
Underwriters
Deutsche Bank Securities, Banc
of America Securities LLC, Credit
Suisse, Goldman Sachs, Morgan
Stanley, Wachovia Securities,
Barclays Capital, BBVA Securities,
BMO Capital Markets, Bosc Inc,
Capital One Southcoast, Comerica
Securities, Greenwich Capital
Markets, Jefferies & Company,
Natixis Bleichroeder, Raymond James
& Associates, RBC Capital Markets,
Scotia Capital
Years of continuous operation,
including predecessors
> 3 years
Security
CHK 9.5% 02/15/15
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Credit Suisse
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/28/2009
Total amount of offering sold to
QIBs
1,425,000,000
Total amount of any concurrent
public offering
0
Total
1,425,000,000
Public offering price
97.750
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
1.63%
Rating
Ba3/BB
Current yield
9.72%
Benchmark vs Spread (basis points)
806bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
570,000.00
 $557,175
0.04%
DWS High Income Plus Fund
DWS
70,000.00
 $68,425
0.00%
DWS High Income VIP
DWS
260,000.00
 $254,150
0.02%
DWS Multi Market Income Trust
DWS
65,000.00
 $63,538
0.00%
DWS Strategic Income Fund
DWS
25,000.00
 $24,438
0.00%
DWS Strategic Income Trust
DWS
10,000.00
 $9,775
0.00%
Total
1,000,000
 $977,500
0.07%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3
Issuer
CONOCOPHILLIPS
Underwriters
Banc of America Securities LLC,
Barclays Capital, Citigroup,
Credit Suisse, Deutsche Bank
Securities, RBS Greenwich Capital,
DnB Nor Markets, Mitsubishi UFJ
Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP
Paribas, BNY Capital Markets,
Calyon, Daiwa Securities America,
Guzman & Company, HSBC Securities,
ING Investments
Years of continuous operation,
including predecessors
> 3 years
Security
COP 4.75% 02/01/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Credit Suisse
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/29/2009
Total amount of offering sold
to QIBs
1,500,000,000
Total amount of any concurrent
public offering
0
Total
1,500,000,000
Public offering price
99.719
Price paid if other than
public offering price
 N/A
Underwriting spread or commission
0.35%
Rating
A1/A
Current yield
4.76%
Benchmark vs Spread (basis points)
295bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
1,255,000.00
 $1,251,473
0.08%
DWS High Income Plus Fund
DWS
245,000.00
 $244,312
0.02%
DWS High Income Trust
DWS
160,000.00
 $159,550
0.01%
DWS High Income VIP
DWS
160,000.00
 $159,550
0.01%
DWS Multi Market Income
Trust
DWS
2,470,000.00
 $2,463,059
0.16%
DWS Short Duration Fund
DWS
810,000.00
 $807,724
0.05%
DWS Strategic Income Fund
DWS
80,000.00
 $79,775
0.01%
DWS Strategic Income Trust
DWS
630,000.00
 $628,230
0.04%
Total
5,810,000
 $5,793,674
0.39%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7
Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION
Underwriters
Banc of America Securities LLC,
Morgan Stanley, Barclays Capital,
Deutsche Bank Securities, Greenwich
Capital Markets, Calyon, TD
Securities USA
Years of continuous operation,
including predecessors
> 3 years
Security
CCI 9% 01/15/15
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Morgan Stanley
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/22/2009
Total amount of offering sold
to QIBs
900,000,000
Total amount of any concurrent
public offering
0
Total
900,000,000
Public offering price
90.416
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
2.00%
Rating
B1/B
Current yield
9.95%
Benchmark vs Spread (basis points)
964bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
3,055,000.00
 $2,762,209
0.34%
DWS High Income Plus Fund
DWS
595,000.00
 $537,975
0.07%
DWS High Income Trust
DWS
345,000.00
 $311,935
0.04%
DWS High Income VIP
DWS
385,000.00
 $348,102
0.04%
DWS Strategic Income Fund
DWS
190,000.00
 $171,790
0.02%
DWS Strategic Income Trust
DWS
75,000.00
 $67,812
0.01%
DWS Multi Market Income Trust
DWS
280,000.00
 $253,165
0.03%
Total
4,925,000
 $4,452,988
0.55%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AW4
Issuer
CSC HOLDINGS INCORPORATED
Underwriters
Banc of America Securities LLC,
Citigroup, Credit Suisse, Deutsche
Bank Securities, JP Morgan, BNP
Paribas, General Electric Capital,
Goldman Sachs, RBS Greenwich Capital,
Scotia Capital, TD Securities
Years of continuous operation,
including predecessors
> 3 years
Security
CVC 8.5% 04/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/8/2009
Total amount of offering sold
to QIBs
844,000,000
Total amount of any concurrent
public offering
0
Total
844,000,000
Public offering price
88.885
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
2.00%
Rating
B1/BB
Current yield
5.02%
Benchmark vs Spread (basis points)
310bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income VIP
DWS
490,000.00
 $435,537
0.06%
DWS High Income Fund
DWS
890,000.00
 $791,077
0.11%
DWS High Income Plus Fund
DWS
620,000.00
 $551,087
0.07%
Total
2,000,000
 $1,777,700
0.24%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7
Issuer
CSC HOLDINGS INCORPORATED
Underwriters
Banc of America Securities LLC,
Citigroup, Credit Suisse,
Deutsche Bank Securities,
Goldman Sachs, JP Morgan,
BNP Paribas, Calyon, Fortis
Securities, Greenwich Capital
Markets, ING Financial Markets,
Morgan Stanley, Scotia Capital,
TD Securities, US Bancorp
Investments
Years of continuous operation,
including predecessors
> 3 years
Security
CVC 8.625% 02/15/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/9/2009
Total amount of offering sold
to QIBs
526,000,000
Total amount of any concurrent
public offering
0
Total
526,000,000
Public offering price
95.196
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
2.00%
Rating
B1/BB
Current yield
9.06%
Benchmark vs Spread (basis points)
634bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
1,235,000.00
 $1,175,671
0.23%
DWS High Income Plus Fund
DWS
240,000.00
 $228,470
0.05%
DWS High Income Trust
DWS
135,000.00
 $128,515
0.03%
DWS High Income VIP
DWS
155,000.00
 $147,554
0.03%
DWS Multi Market Income Trust
DWS
120,000.00
 $114,235
0.02%
DWS Strategic Income Fund
DWS
80,000.00
 $76,157
0.02%
DWS Strategic Income Trust
DWS
35,000.00
 $33,319
0.01%
Total
2,000,000
 $1,903,920
0.39%
^The Security and Fund
erformance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5
Issuer
EL PASO CORPORATION
Underwriters
Citigroup, Deutsche Bank
Securities, JP Morgan, Morgan
Stanley, Barclays Capital,
Credit Suisse, Fortis Securities,
Scotia Capital, Societe Generale,
UBS Investment Bank, UniCredit
Capital Markets, Williams
Capital Group
Years of continuous operation,
including predecessors
> 3 years
Security
EP 8.25% 02/15/16
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Morgan Stanley
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/4/2009
Total amount of offering sold
to QIBs
500,000,000
Total amount of any concurrent
public offering
0
Total
500,000,000
Public offering price
95.535
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
1.00%
Rating
Ba3/BB-
Current yield
8.64%
Benchmark vs Spread (basis points)
664bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
2,455,000.00
 $2,345,384
0.49%
DWS High Income Plus Fund
DWS
475,000.00
 $453,791
0.10%
DWS High Income Trust
DWS
285,000.00
 $272,275
0.06%
DWS High Income VIP
DWS
310,000.00
 $296,159
0.06%
DWS Multi Market Income Trust
DWS
240,000.00
 $229,284
0.05%
DWS Strategic Income Fund
DWS
170,000.00
 $162,410
0.03%
DWS Strategic Income Trust
DWS
65,000.00
 $62,098
0.01%
Total
4,000,000
 $3,821,400
0.80%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4
Issuer
FOREST OIL CORPORATION
Underwriters
Bank of America Securities LLC,
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Wachovia
Securities, BNP Paribas, Scotia
Capital, TD Securities
Years of continuous operation,
including predecessors
> 3 years
Security
FST 8.5% 02/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/11/2009
Total amount of offering sold
to QIBs
600,000,000
Total amount of any concurrent
public offering
0
Total
600,000,000
Public offering price
95.150
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
1.95%
Rating
B1/BB-
Current yield
8.93%
Benchmark vs Spread (basis points)
801bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
1,270,000.00
 $1,208,405
0.21%
DWS High Income Plus Fund
DWS
245,000.00
 $233,118
0.04%
DWS High Income Trust
DWS
100,000.00
 $95,150
0.02%
DWS High Income VIP
DWS
170,000.00
 $161,755
0.03%
DWS Strategic Income Fund
DWS
70,000.00
 $66,605
0.01%
DWS Strategic Income Trust
DWS
30,000.00
 $28,545
0.01%
Total
1,885,000
 $1,793,578
0.32%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
35804GAF5
Issuer
FRESENIUS US FINANCE
Underwriters
Deutsche Bank Securities,
BNP Paribas, Bank of New York,
Calyon, Citigroup, Comerica
Securities, Credit Suisse, Daiwa
Securities,  Deutsche Bank
Securities, Goldman Sachs,
Greenwich Capital Markets,
ING Financial Markets, Keybanc
Capital Markets
Years of continuous operation,
including predecessors
> 3 years
Security
FREGR 9% 07/15/15
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/15/2009
Total amount of offering sold
to QIBs
500,000,000
Total amount of any concurrent
public offering
0
Total
500,000,000
Public offering price
93.076
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
1.75%
Rating
Ba1/BB
Current yield
9.67%
Benchmark vs Spread (basis
points)
791bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income VIP
DWS
255,000.00
 $237,344
0.05%
DWS High Income Fund
DWS
2,000,000.00
 $1,861,520
0.40%
DWS High Income Plus Fund
DWS
390,000.00
 $362,996
0.08%
DWS Strategic Income Fund
DWS
125,000.00
 $116,345
0.03%
DWS Strategic Income Trust
DWS
50,000.00
 $46,538
0.01%
DWS Multi Market Income Trust
DWS
180,000.00
 $167,537
0.04%
Total
3,000,000
 $2,792,280
0.61%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
718172AG4
Issuer
PHILIP MORRIS INTERNATIONAL
Underwriters
Citigroup, Deutsche Bank Securities
Inc, Goldman Sachs, BNP Paribas,
RBS Greenwich Capital, Societe Generale
Years of continuous operation,
including predecessors
> 3 years
Security
PM 6.875% 03/17/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Goldman Sachs
Firm commitment underwriting?
Yes
Trade date/Date of Offering
11/12/2008
Total amount of offering sold
to QIBs
1,250,000,000
Total amount of any concurrent
public offering
0
Total
1,250,000,000
Public offering price
99.512
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.35%
Rating
A2e/A
Current yield
6.91%
Benchmark vs Spread (basis points)
463bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Plus Fund
DWS
165,000.00
 $164,195
0.01%
DWS Strategic Income VIP
DWS
15,000.00
 $14,927
0.00%
DWS High Income Fund
DWS
825,000.00
 $820,974
0.07%
DWS High Income VIP
DWS
105,000.00
 $104,488
0.01%
DWS Strategic Income Fund
DWS
55,000.00
 $54,732
0.00%
DWS Strategic Income Trust
DWS
275,000.00
 $273,658
0.02%
DWS Multi Market Income Trust
DWS
1,050,000.00
 $1,044,876
0.08%
DWS Lifecycle Long Range Fund
DWS
10,000.00
 $9,951
0.00%
Total
2,500,000
 $2,487,800
0.20%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2
Issuer
ROCHE HOLDINGS INCORPORATED
Underwriters
Banc of America Securities LLC,
Banco Santander, Barclays Capital,
BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities,
JP Morgan, Mitsubishi UFJ Securities,
Morgan Stanley, UBS Securities,
Unibanco Securities
Years of continuous operation,
including predecessors
> 3 years
Security
ROSW 4.5% 03/01/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/18/2009
Total amount of offering sold
to QIBs
2,500,000,000
Total amount of any concurrent
public offering
0
Total
2,500,000,000
Public offering price
99.470
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.75%
Rating
Aa1/AA-
Current yield
4.52%
Benchmark vs Spread (basis points)
335bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
390,000
 $387,933
0.02%
DWS High Income Plus Fund
DWS
80,000
 $79,576
0.00%
DWS High Income Trust
DWS
50,000
 $49,735
0.00%
DWS High Income VIP
DWS
50,000
 $49,735
0.00%
DWS Multi Market Income Trust
DWS
3,500,000
 $3,481,450
0.14%
DWS Strategic Income Trust
DWS
930,000
 $925,071
0.04%
DWS Short Duration Fund
DWS
965,000.00
 $959,886
0.04%
DWS Short Duration Plus Fund
DWS
8,675,000.00
 $8,629,023
0.35%
Total
14,640,000
 $14,562,408
0.59%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
880451AX7
Issuer
TENNESSEE GAS PIPELINE
Underwriters
Bank of America Securities LLC,
Credit Suisse, Deutsche Bank
Securities, RBS Greenwich Capital
Years of continuous operation,
including predecessors
> 3 years
Security
EP 8% 02/01/16
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Credit Suisse
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/22/2009
Total amount of offering sold
to QIBs
250,000,000
Total amount of any concurrent
public offering
0
Total
250,000,000
Public offering price
94.881
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
1.00%
Rating
Baa3/BB
Current yield
8.43%
Benchmark vs Spread (basis points)
692bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
790,000.00
 $749,560
0.32%
DWS High Income Plus Fund
DWS
115,000.00
 $109,113
0.05%
DWS High Income VIP
DWS
95,000.00
 $90,137
0.04%
Total
1,000,000
 $948,810
0.40%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2
Issuer
TRANS CANADA PIPELINES
Underwriters
Citigroup, HSBC Securities,
Deutsche Bank Securities, JP
Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas
Securities
Years of continuous operation,
including predecessors
> 3 years
Security
TRP 7.125% 01/15/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
HSBC
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/6/2009
Total amount of offering sold
to QIBs
750,000,000
Total amount of any concurrent
public offering
0
Total
750,000,000
Public offering price
99.977
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.65%
Rating
A3/A-
Current yield
7.13%
Benchmark vs Spread (basis points)
460bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
2,005,000.00
 $2,004,539
0.27%
DWS High Income Plus Fund
DWS
385,000.00
 $384,911
0.05%
DWS High Income VIP
DWS
255,000.00
 $254,941
0.03%
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $19,995
0.00%
DWS Multi Market Income Trust
DWS
165,000.00
 $164,962
0.02%
DWS Strategic Income Fund
DWS
125,000.00
 $124,971
0.02%
DWS Strategic Income Trust
DWS
45,000.00
 $14,990
0.01%
Total
3,000,000
 $2,999,310
0.40%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9
Issuer
TRANS-CANADA PIPELINES
Underwriters
Citigroup, HSBC Securities,
Deutsche Bank Securities, JP
Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas
Securities
Years of continuous operation,
including predecessors
> 3 years
Security
TRP 7.625% 01/15/39
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
HSBC Bank
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/6/2009
Total amount of offering sold
to QIBs
1,250,000,000
Total amount of any concurrent
public offering
0
Total
1,250,000,000
Public offering price
99.148
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.88%
Rating
A3/A-
Current yield
7.69%
Benchmark vs Spread (basis points)
460bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
1,335,000.00
 $1,323,626
0.11%
DWS High Income Plus Fund
DWS
260,000.00
 $257,785
0.02%
DWS High Income VIP
DWS
175,000.00
 $173,509
0.01%
DWS Lifecycle Long Range Fund
DWS
15,000.00
 $14,872
0.00%
DWS Multi Market Income Trust
DWS
110,000.00
 $109,063
0.01%
DWS Strategic Income Fund
DWS
80,000.00
 $79,318
0.01%
DWS Strategic Income Trust
DWS
25,000.00
 $24,787
0.00%
Total
2,000,000
 $1,982,960
0.16%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
927804FG4
Issuer
VIRGINIA ELECTRIC & POWER COMPANY
Underwriters
Citigroup, Goldman Sachs, RBS
Greenwich Capital, Bank of New
York Mellon Corp, The Deutsche
Bank Securities Inc, KBC Group NV,
Scotia Capital Inc, UBS Securities
LLC, Williams Capital Group LP
Years of continuous operation,
including predecessors
> 3 years
Security
D 8.875% 11/15/38
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Goldman, Sachs
Firm commitment underwriting?
Yes
Trade date/Date of Offering
11/3/2008
Total amount of offering sold
to QIBs
700,000,000
Total amount of any concurrent
public offering
0
Total
700,000,000
Public offering price
99.995
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.88%
Rating
Baa1/A-
Current yield
8.88%
Benchmark vs Spread (basis points)
602bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
305,000.00
 $304,985
0.04%
DWS High Income Plus Fund
DWS
60,000.00
 $59,997
0.01%
DWS High Income VIP
DWS
40,000.00
 $39,998
0.01%
DWS Lifecycle Long Range Fund
DWS
10,000.00
 $10,000
0.00%
DWS Multi Market Income Trust
DWS
25,000.00
 $24,999
0.00%
DWS Short Duration Plus Fund
DWS
20,000.00
 $19,999
0.00%
DWS Strategic Income Fund
DWS
20,000.00
 $19,999
0.00%
DWS Strategic Income Trust
DWS
10,000.00
 $10,000
0.00%
DWS Strategic Income VIP
DWS
10,000.00
 $10,000
0.00%
Total
 500,000
 $499,975
0.07%
^The Security and Fund
Performance is calculated
based on information
 provided by State Street
Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.